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                                                                     EXHIBIT 2.2

                        OMITTED SCHEDULES AND EXHIBITS
                  TO THE AGREEMENT AND PLAN OF REORGANIZATION
               BY AND AMONG AGRIBIOTECH, INC., LOFTS SEED, INC.,
                  BUDD SEED, INC., LOFTS MERGERCO, INC., AND
           THE SHAREHOLDERS OF LOFTS SEED, INC. AND BUDD SEED, INC.


                               LIST OF SCHEDULES
                               -----------------


Schedule 1.6    Initial Officers of the Surviving Corporation
Schedule 2.2    Allocation of Merger Consideration
Schedule 4.1    Capitalization of Acquired Companies
Schedule 4.2    Capacity; Organization; Standing
Schedule 4.3    Legal Proceedings
Schedule 4.5    Encumbrances
Schedule 4.6    Trademarks
Schedule 4.7    Patents
Schedule 4.8    Financials
Schedule 4.9    Material Changes
Schedule 4.10   Tax matters
Schedule 4.11   Inventory
Schedule 4.12   Real Property
Schedule 4.13   Material Contracts
Schedule 4.14   Accounts Payable
Schedule 4.15   Consents of Parties to Material Contracts
Schedule 4.16   Court Orders and Decrees
Schedule 4.18   Pension, Profit Sharing and Welfare Plans
Schedule 4.19   Insurance
Schedule 4.20   Rights of Third Parties
Schedule 4.21   Powers of Attorney
Schedule 4.22   Collective Bargaining Agreements
Schedule 4.23   Material Claims by Customers
Schedule 4.25   Compensation Plans
Schedule 4.26   Governmental Licenses
Schedule 4.28   Compliance with Laws
Schedule 4.29   Personal Guarantees by Shareholders
Schedule 4.30   Benefits
Schedule 6.5    Indemnification

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                               LIST OF EXHIBITS
                               ----------------


Exhibit A     Lofts Articles of Merger

Exhibit B     Budd Articles of Merger

Exhibit 1.5   Certificate of Incorporation and By-laws of Lofts Mergerco, Inc.

Exhibit 2.1   Sample Purchase Model

Exhibit 2.5   Form of Lock-Up Agreement

Exhibit 2.8   Form of Non-Competition Agreement

Exhibit 2.9   Form of Employment and Non-Competition Agreement

Exhibit 9.7   Form of Opinion of Counsel for the Acquired Companies

Exhibit 9.17  Form of Lease

Exhibit 10.5  Form of Opinion of Counsel for ABT and Lofts Mergerco

Exhibit 10.9  Form of Management Services Agreement


      Registrant will furnish to the Securities and Exchange Commission a copy of any Schedule or Exhibit listed above upon request.

                                      -2-